UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 5, 2016

HMS Income Fund, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	814-00939	45-3999996
____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas		77056-6118
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(888) 220-6121

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On October 5, 2016, the Company reconvened its annual meeting of stockholders, which was adjourned on September 14, 2016, at which a quorum was present in person or by proxy. At the annual meeting, the Company's stockholders (1) elected the five nominees listed below to serve as directors for a term ending at the 2017 annual meeting of stockholders, and each will continue in office until his successor has been duly elected and qualifies, or until his earlier death, removal, or resignation, and (2) ratified the selection of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016.

The voting results for each of the five persons nominated to serve as directors are as follows:

	For	Against	Authority Withheld or Abstained from Voting
Sherri W. Schugart	21,638,613	—	956,860
Nicholas T. Meserve	21,624,622	—	970,851
Peter Shaper	21,657,103	—	938,370
John O. Niemann, Jr.	21,640,471	—	955,002
Gregory R. Geib	21,651,527	—	943,946

In addition to the voting described above, there were 11,728,802 broker non-votes cast with respect to the election of each of the five persons nominated to serve as directors. Broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. A broker non-vote occurs when a broker holding shares of the Company’s common stock for a beneficial owner is present at the meeting, in person or by proxy, and entitled to vote, but does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. A broker non-vote is not an indication of how the beneficial owner would have voted; it simply means that the beneficial owner did not instruct the broker as to how to vote his or her shares.

With respect to the proposal to ratify the selection of Grant Thornton LLP, stockholders holding 32,984,638 shares voted in favor of the proposal, stockholders holding 651,225 shares voted against the proposal, and stockholders holding 688,412 shares abstained from voting on this proposal. No broker non-votes were cast with respect to this proposal because the brokers had discretionary voting power with respect to this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HMS Income Fund, Inc.

October 5, 2016	By:	/s/ David M. Covington
Name: David M. Covington
Title: Chief Accounting Officer and Treasurer